UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2016

QUEST SOLUTION, INC.

(Exact name of registrant as specified in charter)

Delaware	000-09047	20-3454263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

860 Conger Street, Eugene, OR 97402
(Address of Principal Executive Offices) (Zip Code)

(714) 899-4800
(Registrant’s Telephone Number, Including Area Code) Not Applicable (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 18, 2016, Quest Solution, Inc., a Delaware corporation (the “Company”), three of the Company’s wholly-owned subsidiaries, Quest Solution Canada Inc., a Canadian Corporation (“Quest Solution Canada”), Quest Marketing, Inc., an Oregon corporation (“QMI”), and Bar Code Specialties, Inc., a California corporation (“BCS”), and an affiliated company, Quest Exchange Ltd., a Canadian corporation (“Quest Exchange”, and together with the Company, Quest Solution Canada, QMI and BCS, the “Debtors”), entered into a Movable Hypothec and General Security Agreement (the “Canadian Security Agreement”) in favor of ScanSource, Inc., a South Carolina corporation (“ScanSource”). Also, on July 18, 2016, the Debtors entered into a Universal Movable Hypothec and General Security Agreement (the “Canadian Universal Security Agreement”, and together with the Canadian Security Agreement, the “ScanSource Agreements”) in favor of ScanSource. The ScanSource Agreements contemplate that ScanSource has and may in the future (but is under no obligation to) extend credit to one or more of the Debtors, including the extension of credit in the form of sales of inventory, equipment and services on account. As a condition to the extensions of such credit, the Debtors have executed the ScanSource Agreements, pursuant to which each Debtor has granted to ScanSource a security interest in, and a hypothec on, all of such Debtor’s present and after-acquired undertaking and property, both real and personal, tangible and intangible, as set forth in the ScanSource Agreements.

The Canadian Security Agreement secures the payment and performance of all indebtedness, obligations and liabilities of any Debtor or any of their respective subsidiaries and affiliates to ScanSource existing as of and arising prior to the date of the Canadian Security Agreement, including amounts arising from the sale of goods and services prior to the date of the Canadian Security Agreement by ScanSource, all obligations under the CAD Note (as defined below) and the USD Note (as defined below) and all costs and expenses of ScanSource in collecting any such obligations or enforcing its rights or remedies under the Canadian Security Agreement. The Canadian Universal Security Agreement secures the payment and performance of all indebtedness, obligations and liabilities of any Debtor or any of their respective subsidiaries and affiliates to ScanSource arising on or after the date of the Canadian Universal Security Agreement, including amounts arising from the sale of goods and services by ScanSource and all costs and expenses of ScanSource in collecting any such obligations or enforcing its rights or remedies under the Canadian Universal Security Agreement. The hypothec created by each Debtor under the ScanSource Agreements is granted for the sum of $50,000,000 CAD, with interest thereon at the rate of 18% per annum from the date of the ScanSource Agreements.

The ScanSource Agreements contain inspection and report covenants, financial covenants and customary default provisions.

The foregoing description of the material terms of the ScanSource Agreements is not complete and is qualified in its entirety by reference to the full text of such agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

On July 18, 2016, the Debtors and ScanSource entered into that certain Secured Promissory Note, dated July 1, 2016, in the principal amount of $12,492,136.51 (the “USD Note”). The USD Note accrues interest at 12% per annum and is payable in six consecutive monthly installments of principal and accrued interest in a minimum principal amount of $250,000 each, with any remaining principal and accrued interest due and payable on December 31, 2016.

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On July 18, 2016, the Debtors and ScanSource also entered into that certain Secured Promissory Note, dated July 1, 2016, in the principal amount of $483,173.60 CAD (the “CAD Note,” and together with the USD Note, the “Notes”). The CAD Note accrues interest at 12% per annum and is payable in three consecutive monthly installments of principal and accrued interest in a minimum principal amount of $10,000 CAD each, with any remaining principal and accrued interest due and payable on September 30, 2016.

The Notes are secured by that certain Security Agreement, dated July 1, 2016, by and among the Debtors in favor of ScanSource, and the Canadian Security Agreement. The Notes contain customary acceleration provisions upon the occurrence of Events of Default, as defined in the Notes. The Notes also contain operational and reporting covenants.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

The foregoing description of the material terms of the Notes is not complete and is qualified in its entirety by reference to the full text of such notes, which are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01. Other Events.

On July 18, 2016, the Debtors entered into a restated trade credit extension letter with ScanSource, pursuant to which ScanSource may extend trade credit to the Debtors in the amount of $20,000,000, which amount will be reduced to $18,500,000 upon the earlier of the payment of certain customer orders or August 15, 2016. The extension of trade credit is subject to certain conditions and ongoing covenants set forth in the restated trade credit extension letter.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	$12,492,136.51 Secured Promissory Note, from Quest Solution, Inc., Bar Code Specialties, Inc., Quest Marketing, Inc., Quest Solution Canada Inc., Quest Exchange Ltd. and their subsidiaries and/or affiliates, jointly and severally, to ScanSource, Inc.

4.2	$483,173.60 CAD Secured Promissory Note, from Quest Solution, Inc., Bar Code Specialties, Inc., Quest Marketing, Inc., Quest Solution Canada Inc., Quest Exchange Ltd. and their subsidiaries and/or affiliates, jointly and severally, to ScanSource, Inc.

10.1	Movable Hypothec and General Security Agreement by and among Quest Solution, Inc., Bar Code Specialties, Inc., Quest Marketing, Inc., Quest Solution Canada Inc., Quest Exchange Ltd. and ScanSource, Inc.

10.2	Universal Movable Hypothec and General Security Agreement by and among Quest Solution, Inc., Bar Code Specialties, Inc., Quest Marketing, Inc., Quest Solution Canada Inc., Quest Exchange Ltd. and ScanSource, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2016

QUEST SOLUTION, INC.

By:	/s/ Gilles Gaudreault
Gilles Gaudreault
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
4.1	$12,492,136.51 Secured Promissory Note, from Quest Solution, Inc., Bar Code Specialties, Inc., Quest Marketing, Inc., Quest Solution Canada Inc., Quest Exchange Ltd. and their subsidiaries and/or affiliates, jointly and severally, to ScanSource, Inc.

4.2	$483,173.60 CAD Secured Promissory Note, from Quest Solution, Inc., Bar Code Specialties, Inc., Quest Marketing, Inc., Quest Solution Canada Inc., Quest Exchange Ltd. and their subsidiaries and/or affiliates, jointly and severally, to ScanSource, Inc.

10.1

Movable Hypothec and General Security Agreement by and among Quest Solution, Inc., Bar Code Specialties, Inc., Quest Marketing, Inc., Quest Solution Canada Inc., Quest Exchange Ltd. and ScanSource, Inc.

10.2	Universal Movable Hypothec and General Security Agreement by and among Quest Solution, Inc., Bar Code Specialties, Inc., Quest Marketing, Inc., Quest Solution Canada Inc., Quest Exchange Ltd. and ScanSource, Inc.

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